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                                                                    Exhibit 10.5

                              AMENDMENT NUMBER ONE
                                     TO THE
                           HAYNES INTERNATIONAL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Haynes International, Inc. Supplemental Executive Retirement Plan ("Plan") is hereby amended by Haynes International, Inc. (the "Company") as hereinafter provided.

                                   BACKGROUND

     The Company reserved the right to amend the Plan pursuant to SECTION 5.2 of the Plan and now desires to amend the Plan to (i) delete all provisions pertaining to a Change in Control Benefit (as defined in the Plan) such that a Change in Control Benefit shall no longer be available under the Plan, and (ii) modify the definition of "Compensation". For the avoidance of doubt, the consummation of a plan of reorganization of the Company and the transactions contemplated thereby as approved by the U.S. Bankruptcy Court for the Southern District of Indiana on August 16, 2004 with respect to the filing of a voluntary petition for bankruptcy by the Company under Chapter 11 of Title 11 of the U.S. Code (11 USC Section 101, ET. SEQ.) in the U.S. Bankruptcy Court for the Southern District of Indiana shall not constitute a Change in Control for purposes of the Plan.
                                    AMENDMENT

     The Plan is hereby amended, effective as of August 30, 2004, as follows:

     1. SECTION 1.6, SECTION 1.7 and SECTION 3.2 of the Plan are hereby deleted in their entirety.

     2. The validity, meaning and effect of this Amendment shall be determined in accordance with the laws of the State of Indiana applicable to contracts made and to be performed in that State.

     3. This Amendment amends the Plan to the extent provided herein only and all other provisions thereof shall remain in full force and effect.

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     This Amendment to the Plan is executed as of the 30th day of August, 2004.


                           "COMPANY"

                           HAYNES INTERNATIONAL, INC.


                           By:  /s/ Jean C. Neel
                               ----------------------------------------------

                           Printed: Jean C. Neel
                                    -----------------------------------------

                           Title: Vice President Corporate Affairs and Corporate
                                  Secretary
                                  ----------------------------------------------

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